UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 18, 2006

En Pointe Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28052	75-2467002
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 N. Sepulveda Blvd., 19th Floor, El Segundo, California		90245
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 725-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 18, 2006, En Pointe Technologies, Inc. issued a press release to preannounce its preliminary net sales results for the three months ended June 30, 2006. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired: None.

(b) Pro Forma Financial Information: None.

(c) Exhibits:

Exhibit Number
Description

99.1
Press release of En Pointe Technologies, Inc. dated June 18, 2006.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.

July 18, 2006	By:	/s/ Javed Latif

Name: Javed Latif
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of En Pointe Technologies, Inc. dated June 18, 2006.